Exhibit 10.(a)
FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

Twinbrook Quarter

THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this “Amendment”) is made as of the 5th day of March, 2021 (the “First Amendment Effective Date”), by and between SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership (the “Partnership”), and 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company (“Owner”).

RECITALS:

A.The Partnership and Owner are parties to that certain Contribution Agreement dated as of November 5, 2019 (the “Agreement”), for the contribution to the Partnership of certain real property and improvements, as more particularly described in the Agreement.
B.The Partnership and Owner desire to amend the Agreement to modify the “First Escrow Release” and the “Second Escrow Release” thereunder and to make certain other modifications thereto, all as more particularly hereinafter set forth.
C.Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.First Escrow Release Date. Section 1.18 of the Agreement is hereby amended and restated as follows:
“First Escrow Release Date” shall mean March 5, 2021.
2.Second Escrow Release Date. Section 1.39 of the Agreement is hereby amended and restated as follows:
“Second Escrow Release Date” shall mean the later of (a) October 18, 2021, or (b) ten (10) days following the date on which there is a final, non-appealable resolution, in a manner favorable to Owner, of the Proceedings relating to the site plan (or, if such Proceedings are resolved in a manner favorable to Samuel Shipkovitz, ten (10) days following the date on which a substitute site plan relating to the Property has been approved by the Planning Commission of the City of Rockville and such approval has become final and non-appealable).
3.The Partnership’s Conditions Precedent – First Escrow Release.
Subsection (c) of Section 8.5 of the Agreement is hereby deleted and shall be of no further force or effect.

Exhibit 10.(a)
4.Escrow Release. Notwithstanding anything to the contrary contained in Sections 9.2, 9.3 and 9.4 of the Agreement, the parties shall use commercially reasonable efforts to conduct the First Escrow Release, the Second Escrow Release and the Third Escrow Release (if the same occur) “by mail.”
5.Assignment of Ground Lease. Exhibit 10.1(h) to the Agreement is hereby amended and restated as set forth on Exhibit 10.1(h) attached hereto.
6.Prorations and Adjustments.
(a) All reconciliations for Prorations shall be completed and paid within sixty (60) days after the First Escrow Release Date, and the parties agree to cooperate in calculating and effecting such reconciliations.
(b) Notwithstanding anything to the contrary contained in Article 11 of the Agreement, Owner shall remain responsible, following the First Escrow Release Date, for 100% of all costs relating to the Proceedings insofar as they relate to the site plan for the Property.
7.Wegmans Lease.
(a) Subsection (b) of Section 12.3 of the Agreement is hereby deleted and shall be of no further force or effect.
(b) If Wegmans terminates the Wegmans Lease pursuant to Section 1.3(b) thereof because the Proceedings prevent construction commencement by October 18, 2021 (or such later date as may be agreed to by the parties, each acting in its sole and absolute discretion), then the Aggregate Exchange Value will be reduced by an amount equal to the reduction, at the time of the termination of the Wegmans Lease, in the value of the Property resulting from such termination, as more particularly hereinafter set forth in this subsection (b). For the avoidance of doubt, the Aggregate Exchange Value shall not be reduced if (I) Wegmans terminates the Wegmans Lease pursuant to Section 1.3(b) thereof for any other reason or (II) Wegmans terminates the Wegmans Lease pursuant to any other provision of the Wegmans Lease or pursuant to any right afforded by law or equity.
(i) The parties shall negotiate for a period of thirty (30) days following the termination of the Wegmans Lease (the “Wegmans Negotiation Period”) concerning an appropriate reduction in the Aggregate Exchange Value. If, prior to the expiration of the Wegmans Negotiation Period, the parties agree on such reduction, then the parties shall promptly memorialize the same in a further amendment to the Agreement.
(ii) If, prior to the expiration of the Wegmans Negotiation Period, the parties do not agree on such reduction, then the Wegmans Values (as hereinafter defined) shall be determined by Appraisers (as hereinafter defined) as set forth below:
(1) Owner and the Partnership shall each have the right to select an Appraiser, which selection shall be made within thirty (30) days following the expiration of the Wegmans Negotiation Period. Owner and the Partnership shall each provide the other with written notice of its selection. The first date upon which both such Appraisers

Exhibit 10.(a)
have been selected is hereinafter referred to as the “Selection Date.” The initial Appraisers selected by Owner and the Partnership are hereinafter referred to as the “Initial Appraisers.” Within thirty (30) days after the Selection Date, each Initial Appraiser shall render a written determination of its appraisal of the Wegmans Values. The final Wegmans Values shall be the average of the two Initial Appraisers’ determinations with respect thereto; provided, however, that, with respect to each Wegmans Value, if the higher determination is more than five percent (5%) higher than the lower determination, then the Initial Appraisers shall appoint a third, independent, Appraiser (the “Independent Appraiser”). (For the avoidance of doubt, if with respect to one of the Wegmans Values the higher determination is more than five percent (5%) higher than the lower determination and with respect to the other Wegmans Value the higher determination is not more than five percent (5%) higher than the lower determination, then the appointment of the Independent Appraiser shall only be applicable to the Wegmans Value with respect to which the higher determination is more than five percent (5%) higher than the lower determination). If the Initial Appraisers are unable to agree on such Independent Appraiser within thirty (30) days after both Initial Appraisers have issued their determinations, such Independent Appraiser shall be appointed within fifteen (15) business days thereafter by the American Arbitration Association. Once appointed, the Independent Appraiser shall have thirty (30) days to render a written determination of the applicable Wegmans Value(s), and the final Wegmans Values shall be the average of the two determinations issued by the three Appraisers with respect thereto that are closest in value.
(2) Owner and the Partnership shall each be entitled to consult and coordinate with the Appraiser appointed by it. Owner and the Partnership shall each be entitled to present evidence and argument to the Independent Appraiser. The determination of the Appraisers as aforesaid shall be conclusive upon the parties, and judgment upon the same may be entered in any court having jurisdiction thereof. Each Appraiser shall give written notice to the parties stating his or her determination and shall furnish to each party a copy of such determination signed by him or her. In the event of the failure, refusal, or inability of any Appraiser to act, a new Appraiser shall be appointed in his or her stead, which appointment shall be made in the same manner as hereinabove provided for the appointment of the Appraiser so failing, refusing or unable to act. Each of Owner and the Partnership shall be responsible for the cost of its Appraiser, and Owner and the Partnership shall share equally the cost of the Independent Appraiser. If the Appraisers shall fail to make the determination herein provided, then either party shall have the right to institute such action or proceeding in such court as shall be appropriate in the circumstances.
(3) Upon the determination of the Wegmans Values, and notwithstanding anything to the contrary contained in Section 2.2 of the Agreement, if (and only if) the With Wegmans Value (as hereinafter defined) is greater than the Without Wegmans Value (as hereinafter defined), then the “Aggregate Exchange Value” shall be reduced by an amount equal to the difference between the With Wegmans Value minus the Without Wegmans Value, and the parties shall promptly memorialize the same in a further amendment to the Agreement.

Exhibit 10.(a)
(4) “Appraiser” means a qualified appraiser who is a member of the American Institute of Real Estate Appraisers, or a successor organization, with at least ten (10) years’ experience as a real estate appraiser of commercial real estate of the type being appraised in the Washington, D.C. metropolitan area.
(5) “Fair Market Value” shall mean the most probable price which a specified interest in real property is likely to bring as of a specified date under all of the following conditions: (i) consummation of a sale occurs as of a specified date; (ii) an open and competitive market exists for the property interest appraised; (iii) the buyer and seller are each acting prudently and knowledgeably; (iv) the price is not affected by undue stimulus; (v) the buyer and seller are equally motivated; (vi) both parties are acting in what they consider their best interest; (vii) marketing efforts were adequate and a reasonable time was allowed for exposure in the open market; (viii) payment was made in cash in U.S. dollars or in terms of financial arrangements comparable thereto; (ix) the property interest is unencumbered by any lien; (x) the price represents the normal consideration for the property interest sold, unaffected by special or creative financing or sales concessions granted by anyone associated with the sale; and (xi) the development and use of the property complies with all legal requirements.
(6) “Wegmans Value(s)” shall mean the With Wegmans Value and/or the Without Wegmans Value, as the context requires.

(7) “With Wegmans Value” shall mean the Fair Market Value of the Property as of the date on which the Wegmans Lease was terminated as if the Wegmans Lease remained in effect.
(8) “Without Wegmans Value” shall mean the Fair Market Value of the Property as of the date on which the Wegmans Lease was terminated without the Wegmans Lease.
(iii) If the Aggregate Exchange Value remains subject to possible reduction pursuant to this Section 7(b) as of the Second Escrow Release Date, then (1) the Second Escrow Release shall occur without regard to such possible reduction (i.e., the number of Units to be issued to Owner at the Second Escrow Release shall not be affected) and (2) if the Aggregate Exchange Value is subsequently reduced pursuant to this Section 7(b), then the number of Units to be issued to Owner at the Third Escrow Release shall be reduced accordingly.
For the avoidance of doubt, the foregoing provisions of this Section 7(b) shall not be construed to modify the mechanism by which the Aggregate Exchange Value (as so reduced, if applicable) is converted into a number of Units pursuant to Section 2.2 of the Agreement, it being expressly understood and agreed that the Fifty-Six and No/Dollar ($56.00) floor established by clause (a) of such Section 2.2 shall not be affected by this Amendment.
8. Ground Lease Guaranty. If the First Escrow Release occurs, then, following the First Escrow Release Date, the Partnership shall use commercially reasonable efforts to obtain the release of Owner as guarantor under the ground lease with respect to the Leased Property.

Exhibit 10.(a)
9. Ratification of Designation of Subsidiary to Take Title. Owner ratifies and confirms that the Partnership has designated a wholly owned subsidiary, Twinbrook Quarter LLC, to take title to the Property and confirms that the Partnership’s notice regarding the same is valid and sufficient for purposes of Section 16.2 of the Agreement.
10. Ratification of Agreement. The Agreement, as amended by this Amendment, is hereby ratified and affirmed and remains in full force and effect.
11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, together, shall constitute one and the same document.

[no further text; signature page follows]

Exhibit 10.(a)
IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.

WITNESS:		OWNER:

1592 ROCKVILLE PIKE LLC, a Delaware Limited liability company

		By:	/s/ Christine Nicolaides Kearns
By:	/s/ Bettina T. Guevara	Name:	Christine Nicolaides Kearns
Name:	Bettina T. Guevara	Title:	Vice President

WITNESS:		PARTNERSHIP:

SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership

		By:	Saul Centers, Inc., its general partner

By:	/s/ Ashley Gudnitz		By:	/s/ Scott V. Schneider
Name:	Ashley Gudnitz		Name:	Scott V. Schneider
			Title:	Executive Vice President

[Signature Page to First Amendment to Contribution Agreement]

Exhibit 10.(a)
EXHIBIT 10.1(h)

FORM OF ASSIGNMENT OF GROUND LEASE

[see attached]

Exhibit 10.1(h)

Exhibit 10.(a)

RETURN TO:

Commonwealth Land Title Insurance Company
1620 L Street, N.W., 4th Floor
Washington, D.C. 20036
Attn: David P. Nelson

Tax Parcel I.D.: _______________
ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (this “Assignment”) is made this 5th day of March, 2021 (the “Effective Date”), by and between 1592 ROCKVILLE PIKE LLC, a Delaware limited liability company (“Assignor”), and TWINBROOK QUARTER LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, by Ground Lease Agreement dated as of February 22, 2017, by and between Avissar-Diener, LLC, a Maryland limited liability company (“Ground Lessor”), as ground lessor, and Assignor, as ground lessee, as evidenced by that certain Memorandum of Lease recorded among the land records of Montgomery County, Maryland (the “Land Records”), in Liber 54044 at folio 310 (collectively, the “Ground Lease”), Ground Lessor leased to Assignor certain real property as further described on Exhibit A attached hereto (the “Premises”);
WHEREAS, Assignor desires to assign to Assignee all right, title and interest of Assignor in and to the Ground Lease; and
WHEREAS, Assignor and Assignee desire to formally reflect their understandings and agreements whereby the Ground Lease is to be assigned.
NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:
1.Recitals. The foregoing Recitals are hereby incorporated herein by this reference.
2.Assignment. Assignor does hereby assign, transfer and set over unto Assignee, and Assignee does hereby accept, all right, title and interest of Assignor in and to the Ground Lease, as of the Effective Date.
3.Assumption. Assignee does hereby unconditionally assume and agree to observe and perform all of the terms and conditions on the part of Tenant (as defined in the Ground Lease) to be observed and performed under the Ground Lease whether arising before or after the Effective Date.

Exhibit 10.(a)
4.Indemnification.
a. Assignee hereby agrees to indemnify and hold harmless Assignor from any and all costs, expenses, liabilities, obligations, damages, claims, suits or judgments, including, without limitation, attorneys’ fees, arising in any manner under, pursuant to or in connection with, the Ground Lease first accruing thereunder from and after the Effective Date.
b. Notwithstanding anything contained in Paragraph 3 hereof to the contrary, Assignor hereby agrees to indemnify and hold harmless Assignee from any and all costs, expenses, liabilities, obligations, damages, claims, suits or judgments, including, without limitation, attorneys’ fees, arising in any manner under, pursuant to or in connection with, the Ground Lease first accruing thereunder before the Effective Date.
5.Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.
6.Counterparts and Delivery. This Assignment may be executed in several counterparts and shall be valid and binding with the same force and effect as if all parties executed the same Assignment.
7.Governing Law. This Assignment shall be governed by and construed according to the laws of the State of Maryland.
8.Recordation of Assignment. This Assignment shall be recorded in the Land Records.
[SIGNATURE PAGES FOLLOW ON NEXT PAGE]

Exhibit 10.(a)
IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption of Ground Lease to be signed in their names by their duly authorized representatives and delivered as their act and deed intending to be legally bound by its terms and provisions.

ASSIGNOR:

1592 ROCKVILLE PIKE LLC,
a Delaware limited liability company

By: /s/ Christine Nicolaides Kearns
Name: Christine Nicolaides Kearns
Title: Vice President

STATE OF MARYLAND         )
    ) ss:
COUNTY OF MONTGOMERY     )

On this the 4th day of March, 2021, before me, the undersigned officer, personally  appeared Christine Nicolaides Kearns, who acknowledged himself/herself to be the Vice President of 1592 Rockville Pike LLC, a Delaware limited liability company, and that he/she, being authorized so to do, acknowledged before me that he/she executed the foregoing instrument for the purposes therein contained.
In witness whereof, I hereunto set my hand and official seal.

/s/ Ashley Gudnitz            [SEAL]
Notary Public

My Commission Expires: 3/26/2023

Exhibit 10.(a)
ASSIGNEE:

TWINBROOK QUARTER LLC,
a Delaware limited liability company

                            By: /s/ Scott V. Schneider
    Name: Scott V. Schneider
    Title: Vice President

STATE OF MARYLAND         )
    ) ss:
COUNTY OF MONTGOMERY     )

On this the 4th day of March, 2021, before me, the undersigned officer, personally appeared Scott V. Schneider, who acknowledged himself/herself to be the Vice President of Twinbrook Quarter LLC, and that he/she, being authorized so to do, acknowledged before me that he/she executed the foregoing instrument for the purposes therein contained.
In witness whereof, I hereunto set my hand and official seal.

/s/ Ashley Gudnitz            [SEAL]
Notary Public

My Commission Expires: 3/26/2023

Exhibit 10.(a)
CERTIFICATION

I hereby certify that this instrument was prepared by or under the supervision of an attorney admitted to practice before the Court of Appeals of the State of Maryland.

/s/ Bettina T. Guevara Bettina T. Guevara, Esq.

Exhibit 10.(a)
EXHIBIT A-1

LEGAL DESCRIPTION OF LEASED PROPERTY

All that land being situated, lying and being in Montgomery County, Maryland, and more particularly described as follows:

LOT NUMBERED TWENTY-FIVE (25) IN BLOCK LETTERED “A” IN THE SUBDIVISION KNOWN AS “THE PIKE” AS PER PLAT THEREOF RECORDED AS SUBDIVISION PLAT NO. 22661 AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND